UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 6, 2011, Great Lakes Dredge & Dock Corporation (the “Company”), NASDI, LLC (“NASDI”), a wholly owned subsidiary of the Company, certain subsidiary guarantors of the Company named therein and Wells Fargo Bank, National Association entered into a Supplemental Indenture (the “Supplemental Indenture”) to the Indenture dated as of January 28, 2011 (the “Original Indenture”). Under the terms of the Supplemental Indenture NASDI became a guarantor of the Company’s 7.375% senior unsecured notes due February 1, 2019 and agreed to the terms of the Original Indenture.

The complete text of the Supplemental Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting of Shareholders on May 4, 2011. In connection with the meeting, proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. Matters voted upon were (1) the election of three directors; (2) the ratification of the Board of Directors’ selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011; (3) the advisory vote on executive compensation and (4) the advisory vote on the preferred frequency of an advisory vote on executive compensation. A total of 56,001,877 votes were cast. The results with respect to each matter are set out below:

a) In an uncontested election, each of the three nominees of the Board of Directors were elected for a three-year term expiring on the date of the annual meeting in 2014. The votes were as follows:

Director Nominee	For	Withheld	Broker non-votes
Peter R. Deutsch	45,985,474	3,016,877	6,999,253
Nathan D. Leight	38,721,663	10,280,961	6,999,253
Douglas B. Mackie	26,019,387	22,983,237	6,999,253

The terms of Carl A. Albert, Jonathan W. Berger, Bruce J. Biemeck, Stephen H. Bittel and Jason G, Weiss continued after the meeting.

b) The ratification of the Board of Director’s selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2011 was approved with the following vote:

Number of Votes
For	55,325,291
Against	595,512
Abstain	81,074
Broker non-votes	—

c) The advisory vote on executive compensation was approved with the following vote:

Number of Votes
For	47,371,570
Against	1,142,848
Abstain	488,206
Broker non-votes	6,999,253

d) The stockholders selected every year as the preferred frequency of an advisory vote on executive compensation with the following vote:

Number of Votes
1 Year	33,147,037
2 Years	8,259,137
3 Years	7,375,948
Abstain	220,502
Broker non-votes	6,999,253

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

4.1	Supplemental Indenture, dated May 6, 2011, among NASDI, LLC, Great Lakes Dredge & Dock Corporation, certain subsidiary guarantors named therein and Wells Fargo Bank, National Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION
(registrant)

Date: May 9, 2011	By:	/s/ Bruce J. Biemeck
	Name:	Bruce J. Biemeck
	Title:	President and Chief Financial Officer

GREAT LAKES DREDGE & DOCK CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit

4.1	Supplemental Indenture, dated May 6, 2011, among NASDI, LLC, Great Lakes Dredge & Dock Corporation, certain subsidiary guarantors named therein and Wells Fargo Bank, National Association